Exhibit 99.2
Transocean Inc. Reports First Quarter 2007 Results Robert L. Long Chief Executive Officer Jean P. Cahuzac President Steven L. Newman EVP, COO Gregory L. Cauthen SVP, CFO David J. Mullen SVP, Marketing & Planning John H. Briscoe Director, Investor Relations Conference Call Participants: Conference Call Participants:

Forward-Looking Statement The statements described in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward- looking statements which could be made include, but are not limited to, statements involving contract commencements, contract option exercises, revenues expenses, results of operations, commodity prices, customer drilling programs, supply and demand, utilization rates, dayrates, contract backlog, planned shipyard projects and rig mobilizations and their effects, newbuild projects and opportunities, the upgrade projects for the Sedco 700-series semisubmersible rigs, other major upgrades, the potential purchase of an interest in a joint venture with Pacific Drilling and joint venture terms, contract awards, drillship delivery dates, expected downtime, insurance proceeds, future activity in the deepwater, mid-water and the jackup market sectors, market outlook for our various geographical operating sectors, capacity constraints for ultra- deepwater rigs and other rig classes, effects of new rigs on the market, income related to any payments to be received under the TODCO tax sharing agreement, uses of excess cash, including ordinary share repurchases, the timing and funding of share repurchases, issuance of new debt, debt reduction, planned asset sales, timing of asset sales, proceeds from asset sales, our effective tax rate, changes in tax laws, tax assessments, our other expectations with regard to market outlook, operations in international markets, the level of expected capital expenditures, results and effects of legal proceedings and governmental audits and assessments, adequacy of insurance, liabilities for tax issues, including those associated with our activities in Brazil, Norway and the United States, liquidity, cash flows from operations, adequacy of cash flow for our obligations, effects of accounting changes, adoption of accounting policies, pension plan and other postretirement benefit plan contributions, benefit payments and the timing and cost of completion of capital projects. Such statements are subject to numerous risks, uncertainties and assumptions, including, but not limited to, those described under "Item 1A. Risk Factors" included in our Form 10-Q for the quarterly period ended March 31, 2007 and in our Annual Report on Form 10-K for the year ended December 31, 2006 and in the company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All subsequent written and oral forward-looking statements attributable to the company or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. All non-GAAP financial measure reconciliations to the most comparative GAAP measure are displayed in quantitative schedules on the company's web site at www.deepwater.com/fw/main/Non_GAAP_Financial_Measures-132.html.

Chart #1: Contract Backlog by Years (Unaudited) Total Contract Backlog (1) = $21.0 Billion

Chart #2: Average Contracted Dayrate by Rig Type Qtr 2 2007 through Qtr 3 2008 (Unaudited) Definitions Average Dayrate The weighted average contract dayrate for each rig type based on current backlog from the company's most recent Fleet Status Update Report as of May 1st, 2007. Includes firm contracts only. The weighted average contract dayrate for each rig type based on current backlog from the company's most recent Fleet Status Update Report as of May 1st, 2007. Includes firm contracts only. The weighted average contract dayrate for each rig type based on current backlog from the company's most recent Fleet Status Update Report as of May 1st, 2007. Includes firm contracts only. The weighted average contract dayrate for each rig type based on current backlog from the company's most recent Fleet Status Update Report as of May 1st, 2007. Includes firm contracts only. The weighted average contract dayrate for each rig type based on current backlog from the company's most recent Fleet Status Update Report as of May 1st, 2007. Includes firm contracts only. The weighted average contract dayrate for each rig type based on current backlog from the company's most recent Fleet Status Update Report as of May 1st, 2007. Includes firm contracts only. The weighted average contract dayrate for each rig type based on current backlog from the company's most recent Fleet Status Update Report as of May 1st, 2007. Includes firm contracts only. The weighted average contract dayrate for each rig type based on current backlog from the company's most recent Fleet Status Update Report as of May 1st, 2007. Includes firm contracts only. The weighted average contract dayrate for each rig type based on current backlog from the company's most recent Fleet Status Update Report as of May 1st, 2007. Includes firm contracts only. High Specification Floaters The High-Specification Floaters category is a consolidation of the Ultra-Deepwater Floaters, Other High-Specification Floaters and Other Deepwater Floaters as described below. The High-Specification Floaters category is a consolidation of the Ultra-Deepwater Floaters, Other High-Specification Floaters and Other Deepwater Floaters as described below. The High-Specification Floaters category is a consolidation of the Ultra-Deepwater Floaters, Other High-Specification Floaters and Other Deepwater Floaters as described below. The High-Specification Floaters category is a consolidation of the Ultra-Deepwater Floaters, Other High-Specification Floaters and Other Deepwater Floaters as described below. The High-Specification Floaters category is a consolidation of the Ultra-Deepwater Floaters, Other High-Specification Floaters and Other Deepwater Floaters as described below. The High-Specification Floaters category is a consolidation of the Ultra-Deepwater Floaters, Other High-Specification Floaters and Other Deepwater Floaters as described below. The High-Specification Floaters category is a consolidation of the Ultra-Deepwater Floaters, Other High-Specification Floaters and Other Deepwater Floaters as described below. The High-Specification Floaters category is a consolidation of the Ultra-Deepwater Floaters, Other High-Specification Floaters and Other Deepwater Floaters as described below. The High-Specification Floaters category is a consolidation of the Ultra-Deepwater Floaters, Other High-Specification Floaters and Other Deepwater Floaters as described below. Ultra-Deepwater Floaters have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. Ultra-Deepwater Floaters have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. Ultra-Deepwater Floaters have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. Ultra-Deepwater Floaters have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. Ultra-Deepwater Floaters have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. Ultra-Deepwater Floaters have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. Ultra-Deepwater Floaters have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. Ultra-Deepwater Floaters have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. Ultra-Deepwater Floaters have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. Other High-Specification Floaters were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. Other High-Specification Floaters were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. Other High-Specification Floaters were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. Other High-Specification Floaters were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. Other High-Specification Floaters were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. Other High-Specification Floaters were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. Other High-Specification Floaters were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. Other High-Specification Floaters were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. Other High-Specification Floaters were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. The Other Deepwater Floaters include the remaining semi-submersible rigs and drillships that have a water depth capacity of at least 4,500 feet. The Other Deepwater Floaters include the remaining semi-submersible rigs and drillships that have a water depth capacity of at least 4,500 feet. The Other Deepwater Floaters include the remaining semi-submersible rigs and drillships that have a water depth capacity of at least 4,500 feet. The Other Deepwater Floaters include the remaining semi-submersible rigs and drillships that have a water depth capacity of at least 4,500 feet. The Other Deepwater Floaters include the remaining semi-submersible rigs and drillships that have a water depth capacity of at least 4,500 feet. The Other Deepwater Floaters include the remaining semi-submersible rigs and drillships that have a water depth capacity of at least 4,500 feet. The Other Deepwater Floaters include the remaining semi-submersible rigs and drillships that have a water depth capacity of at least 4,500 feet. The Other Deepwater Floaters include the remaining semi-submersible rigs and drillships that have a water depth capacity of at least 4,500 feet. The Other Deepwater Floaters include the remaining semi-submersible rigs and drillships that have a water depth capacity of at least 4,500 feet. Other Floaters The Other Floaters category is generally comprised of those non-high-specification floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-high-specification floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-high-specification floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-high-specification floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-high-specification floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-high-specification floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-high-specification floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-high-specification floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-high-specification floaters with a water depth capacity of less than 4,500 feet. Jackups The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet. (Remaining)

Chart #3: Out of Service Rig Months Qtr 4 2006 through Qtr 3 2008 (Unaudited) Definitions Rig Months Time expressed in months that each rig has been, or is forecast to be Out of Service as reflected in the company's Fleet Status Update Report as of May 1st, 2007. Also includes Out of Service time of less than 14 days that is not disclosed in the Fleet Status Update report. Time expressed in months that each rig has been, or is forecast to be Out of Service as reflected in the company's Fleet Status Update Report as of May 1st, 2007. Also includes Out of Service time of less than 14 days that is not disclosed in the Fleet Status Update report. Time expressed in months that each rig has been, or is forecast to be Out of Service as reflected in the company's Fleet Status Update Report as of May 1st, 2007. Also includes Out of Service time of less than 14 days that is not disclosed in the Fleet Status Update report. Time expressed in months that each rig has been, or is forecast to be Out of Service as reflected in the company's Fleet Status Update Report as of May 1st, 2007. Also includes Out of Service time of less than 14 days that is not disclosed in the Fleet Status Update report. Time expressed in months that each rig has been, or is forecast to be Out of Service as reflected in the company's Fleet Status Update Report as of May 1st, 2007. Also includes Out of Service time of less than 14 days that is not disclosed in the Fleet Status Update report. Time expressed in months that each rig has been, or is forecast to be Out of Service as reflected in the company's Fleet Status Update Report as of May 1st, 2007. Also includes Out of Service time of less than 14 days that is not disclosed in the Fleet Status Update report. Time expressed in months that each rig has been, or is forecast to be Out of Service as reflected in the company's Fleet Status Update Report as of May 1st, 2007. Also includes Out of Service time of less than 14 days that is not disclosed in the Fleet Status Update report. Time expressed in months that each rig has been, or is forecast to be Out of Service as reflected in the company's Fleet Status Update Report as of May 1st, 2007. Also includes Out of Service time of less than 14 days that is not disclosed in the Fleet Status Update report. Time expressed in months that each rig has been, or is forecast to be Out of Service as reflected in the company's Fleet Status Update Report as of May 1st, 2007. Also includes Out of Service time of less than 14 days that is not disclosed in the Fleet Status Update report. Out of Service Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Mobilization Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Reactivation Rig time described as "reactivation", relating to the C.K. Rhein, Jr., which was previously cold stacked. Rig time described as "reactivation", relating to the C.K. Rhein, Jr., which was previously cold stacked. Rig time described as "reactivation", relating to the C.K. Rhein, Jr., which was previously cold stacked. Rig time described as "reactivation", relating to the C.K. Rhein, Jr., which was previously cold stacked. Rig time described as "reactivation", relating to the C.K. Rhein, Jr., which was previously cold stacked. Rig time described as "reactivation", relating to the C.K. Rhein, Jr., which was previously cold stacked. Rig time described as "reactivation", relating to the C.K. Rhein, Jr., which was previously cold stacked. Rig time described as "reactivation", relating to the C.K. Rhein, Jr., which was previously cold stacked. Rig time described as "reactivation", relating to the C.K. Rhein, Jr., which was previously cold stacked. Upgrade Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Shipyard Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Shipyard Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Shipyard Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Shipyard Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Shipyard Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades.

Chart #4: Operating & Maintenance (O&M) Costs Trends (Unaudited) Definitions Support & Integrated Services Includes Integrated Services, all shorebase or common support costs (on-shore offices, yards, pool equipment). Operating Rigs Denotes the total O&M costs of a rig while in service based upon the Rig Operating Days (excluding shorebase or common support costs), as defined below. Rig Operating Days * Denotes the total amount of days a rig is deemed to be in-service under contract operations. This excludes all out of service time relating to shipyards, mobilization and short-term out of contract periods but includes the operational downtime of in service rigs. The average number of days may also fluctuate from quarter to quarter as a result of rigs being reactivated, sold or stacked in the quarters. Out of Service Denotes the total O&M costs while a rig is out of service based upon Out of Service Days, as defined below. Out of service costs are the difference between total operating and maintenance costs and the In-Service Costs. Out of Service Days * Includes the total amount of days a rig is deemed to be out of service. This relates to times when a rig is out of service due to shipyards, mobilization and short-term idle periods. O&M Costs * Our operating and maintenance costs represent all direct and indirect costs associated with the operation and maintenance of our drilling rigs. Operating and maintenance costs also includes all costs related to local and regional offices as well as all costs related to operations support, engineering support, marketing and other similar costs. The principal elements of these costs are direct and indirect labor and benefits, repair and maintenance, contract preparation expenses, insurance, boat and helicopter rentals, professional and technical fees, freight costs, communications, customs duties, tool rentals and services, fuel and water, general taxes and licenses. Labor, repair and maintenance costs, insurance premiums, personal injury losses and drilling rig casualty losses represent the most significant components of our operating and maintenance costs *Note : We revised our definition for "Rig Operating Days" and "Out-of-Service Days" to now include days of contractual downtime in the "Rig Operating Days" category. As a result, the split between In-Service costs and Out-Of-Service costs for prior periods is different than was previously reported.